SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 29, 2001
                                                   -----------------



                             ASA INTERNATIONAL, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     O-14741                  02-0398205
-----------------------------        ------------         ----------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)




10 Speen Street, Framingham, Massachusetts                      01701
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 (Address of principal executive offices)                     (Zip Code)




Registrant's Telephone Number Including Area Code:  (508) 626-2727
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
Item 4.    Changes in Registrant's Certifying Accountants
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         On November 29, 2001, ASA International Ltd. (the "registrant" or the
"Company") dismissed BDO Seidman, LLP ("BDO Seidman") as the Company's independent accountants and retained Sansiveri, Kimball & McNamee, L.L.P. as its new independent accountants to audit the Company's financial statements. The Company had not consulted Sansiveri, Kimball & McNamee, L.L.P. on the matters set forth in Item 304(a)(2) of Regulation S-K prior to that date.

         BDO Seidman's reports on the Company's financial statements for the Company's two most recent fiscal years contained no adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         During the Company's two most recent fiscal years and the subsequent interim period preceding such replacement, there were no disagreements between the Company and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO Seidman, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

         None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company within the Company's two most recent fiscal years and the subsequent interim period to the date hereof.

         The Company provided BDO Seidman with a copy of the disclosures the Company is making in response to Item 304(a) of Regulation S-K and requested that BDO Seidman review the disclosures and furnish the Company with a letter addressed to the Commission stating whether they agree with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which they do not agree. The letter of BDO Seidman is attached as an exhibit to this report.


Item 7.    Financial Statement and Exhibits
           --------------------------------

          (c)     Exhibits
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                  Exhibit 16   Letter to the Commission from BDO Seidman, dated
                  November 29, 2001

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASA INTERNATIONAL LTD.
                                                (Registrant)



Date:  November 29, 2001                        By: /s/ Alfred C. Angelone
                                                   ------------------------
                                                    Alfred C. Angelone
                                                    Chief Executive Officer